UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: July 27, 2006
                      (Date of earliest event reported)


                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                   Florida
               (State or other jurisdiction of incorporation)

             000-20175                              01-0469607
            (Commission                             (IRS Employer
             File Number)                           Identification No.)


            1292 Hammond Street, Bangor, Maine           04401
           (Address of principal executive offices)     (Zip Code)

                                 (207) 942-5273
                           Registrant's telephone number,
                               including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

  ( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))








Item 2.02   Results of Operations and Financial Condition

Nyer Medical Group, Inc. issued the press release attached as Exhibit 99.1 hereto on July 27, 2006.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements:

    None.

(b) Pro forma financial information:

    None.

(c) Exhibits:

99.1  Press release of Nyer Medical Group, Inc., dated July 27, 2006.







































                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Nyer Medical Group, Inc.


 Date: July 27, 2006                By: /s/ Karen L. Wright
                                            Karen L. Wright
                                            Chief Executive Officer












































                          Exhibit Index
Exhibit No.                                 Description
   99.1                              Press Release dated July 27, 2006

Thursday, July, 27 2006   8:15 am Eastern Standard Time
Press Release
SOURCE: Nyer Medical Group, Inc.

Nyer Medical Group, Inc. Announces Prescriptions Up 23.2% in Pharmacy Chain Preliminary Report for 4th Quarter Fiscal 2006

Company Reports Record Prescriptions of 1,146,000 for the Twelve Months Ended June 30, 2006

Bangor, Maine, July 27, 2006/PRNewswire/-Nyer Medical Group, Inc. (NASDAQ:NYER) today announced that its 80% owned pharmacy chain, D.A.W., Inc. d/b/a Eaton Apothecary reported preliminary prescription results for the fourth quarter of fiscal year 2006. Prescriptions for the three months ended June 30, 2006 increased by approximately 60,000 or 23.2% to approximately 320,000 as compared to 260,000 for the three months ended June 30, 2005. Prescriptions for the twelve months ended June 30, 2006 increased by approximately 136,400 or 13.5% to approximately 1,146,000 as compared to 1,009,600 for the twelve months ended June 30, 2006.

The Company expects prescription volume to increase as baby boomers approach 65 and as there is a continuing response to the government drug benefits program, Medicare Part D, which began in January of 2006. In fiscal 2005, the Company opened three new locations of which two of these locations dispense prescriptions utilizing the 340B program. In April 2006, the Company acquired a pharmacy in Gloucester, MA. Eaton believes its advertising campaign the past few years has succeeded in generating increased sales. Prescription volume in fiscal 2006 was the highest in Eaton's history.

Nyer Medical Group, Inc. is a holding company that through its subsidiaries operates pharmacies in the greater Boston area and a medical products distribution business that distributes and markets medical equipment and supply products to hospitals, physicians and nursing homes using relationship-based telemarketing, direct sales personnel, catalogs and the Internet. These orders are filled by the Company's distribution centers located in New England and South Florida.

For further information contact Jack Sutton, Alliance Capital Resources, Inc.,
(714) 524-9710.

Additional information concerning Nyer Medical Group, Inc. may be found on NYER's website www.nyermedicalgroup.com.

Safe Harbor under the Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. All statements in this release that are not historical facts, including, without limitation, the statement that the Company expects prescription volume to increase are forward-looking statements and are subject to risk and uncertainties. Such risks and uncertainties include, but are not limited to, any possible change in our core business and changes in the capital equity markets. Nyer does not undertake any obligation to update these forward-looking statements.